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                             EXHIBIT (j)(2)

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ICON Funds - Part C                                              Page 113 of 116
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                                POWER OF ATTORNEY

         We the undersigned officers and Trustees of ICON Funds (the "Trust"), do hereby severally constitute and appoint Erik L. Jonson, Charles W. Lutter, Jr. and John G. Scott, and each of them acting singularly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, any amendment to the Registration Statement of the Trust on Form N-1A to be filed with the Securities and Exchange Commission and to take such further action in respect thereto as they, in their sole discretion, deem necessary to enable the Trust to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all documents related to said amendment to the Registration Statement.

         IN WITNESS WHEREOF, we have hereunto set out hands on the dates indicated below.

SIGNATURE                  TITLE                                     DATE

/s/                                                           November 20, 2000
______________________     PRESIDENT AND TRUSTEE              _________________
Craig T. Callahan

/s/                                                           November 20, 2000
______________________     TRUSTEE                            _________________
R. Michael Sentel

/s/                                                           November 20, 2000
______________________     TRUSTEE                            _________________
James W. Hire

/s/                                                           November 20, 2000
______________________     TRUSTEE                            _________________
Glen F. Bergert

/s/                                                           November 20, 2000
______________________     VICE PRESIDENT AND                 _________________
Erik L. Jonson             CHIEF FINANCIAL OFFICER


/s/                                                           November 20, 2000
______________________     VICE PRESIDENT AND                 _________________
John G. Scott              SECRETARY






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ICON Funds - Part C                                              Page 114 of 116